UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2017

ANTHERA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34637	20-1852016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03              Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2017, Anthera Pharmaceuticals, Inc. (the “Company”) filed a Certificate of Amendment to Fifth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware, to (i) effect a 1-for-8 reverse stock split of the Company’s common stock (the “Reverse Stock Split”).  The Certificate of Amendment will become effective at 5:00 p.m Eastern Time on April 28, 2017.

As described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2017, at the Company’s annual meeting held on April 27, 2017, the Company’s stockholders approved the Certificate of Amendment at the specified ratios set forth in the definitive proxy statement. Thereafter, the Company’s Board of Directors determined to effect an 8-for-1 reverse stock split and authorized the implementation of such split and filing of the Certificate of Amendment.

As a result of the Reverse Stock Split, every eight (8) shares of the Company’s pre-Reverse Stock Split common stock were combined and reclassified into one (1) share of the Company’s common stock.  Beginning with the opening of trading on May 1, 2017, the Company’s common stock began trade on the NASDAQ Capital Market on a split-Reverse Stock Split adjusted basis with a new CUSIP number of 03674U 300.  No fractional shares were issued in connection with the Reverse Stock Split. The Company’s transfer agent, American Stock Transfer & Trust Company LLC, will aggregate all fractional shares and sell them as soon as practicable at prevailing prices on the open market on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent’s completion of such sale, such stockholders will receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale. The Company’s stockholders will receive instructions from the transfer agent regarding the exchange of outstanding pre-Reverse Stock Split stock certificates for post-Reverse Stock Split stock certificates. Proportional adjustments will be made to the Company’s outstanding stock options and other equity awards and to the Company’s equity compensation plans to reflect the Reverse Stock Split.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Fifth Amended and Restated Certificate of Incorporation
99.1	Press Release, dated April 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anthera Pharmaceuticals, Inc.

Date: April 28, 2017	By:	/s/ J. Craig Thompson
J. Craig Thompson
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment to Fifth Amended and Restated Certificate of Incorporation

99.1	Press Release, dated April 28, 2017